EXHIBIT 10

INDEPENDENT AUDITORS’ CONSENT

Merrill Lynch Developing Capital Markets Fund, Inc.:

We consent to the incorporation by reference in this Post-Effective Amendment No. 15 to Registration Statement No. 33-28248 of our report dated August 16, 1999 appearing in the Annual Report of Merrill Lynch Developing Capital Markets Fund, Inc. for the year ended June 30, 1999, and to the reference to us under the caption “Financial Highlights” in the Prospectus, which is a part of such Registration Statement.

/s/ Deloitte & Touche LLP Deloitte & Touche LLP Princeton, New Jersey August 14, 2000